UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2017

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2017, CareDx, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) for continued listing because the Company did not timely file with the U.S. Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”). The Notice was issued in accordance with standard Nasdaq procedures and has no immediate effect on the continued listing of the Company’s common stock on the Nasdaq Global Market.

The Notice indicates that the Company has until June 19, 2017 to submit a plan to regain compliance with the Nasdaq continued listing standards. The Company filed the Form 10-K with the SEC on April 21, 2017 and has regained compliance with Nasdaq Listing Rule 5250(c)(1).

Item 7.01. Financial Statements and Exhibits.

On April 21, 2017, the Company issued a press release disclosing the Company’s receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the note in the press release under the heading “Forward-Looking Statements” regarding these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished herewith:

Number	Description

99.1	Press Release, dated April 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2017	CAREDX, INC.

	By:	/s/ Peter Maag, Ph.D.
Peter Maag, Ph.D. President and Chief Executive Officer